Enstargroup.com Enstargroup.com Realising Value Investor Financial Supplement March 31, 2024 ENSTAR GROUP LIMITED

| enstargroup.com 2 Table of Contents Page Explanatory Notes 3 Financial Highlights 5 Consolidated Results by Segment 6 Capital Position & Credit Ratings 8 Non-GAAP Measures 9 Reconciliation to Fully Diluted Book Value per Share 11 Reconciliation to Adjusted Return on Equity 12 Reconciliation to Adjusted Run-off Liability Earnings 13 Reconciliation to Adjusted Total Investment Return 14 Investment Composition 15

| enstargroup.com 3 Explanatory Notes About Enstar Enstar is a NASDAQ-listed leading global (re)insurance group that offers capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe and Australia. A market leader in completing legacy acquisitions, Enstar has acquired over 115 companies and portfolios since its formation. For further information about Enstar, see www.enstargroup.com. Basis of Presentation In this Investor Financial Supplement, the terms "we," "us," "our," "Enstar," or "the Company" refer to Enstar Group Limited and its consolidated subsidiaries. All information contained herein is unaudited. Unless otherwise noted, amounts are in millions of U.S. Dollars, except for share and per share amounts. This Investor Financial Supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by Enstar with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Non-GAAP Financial Measures In addition to our key financial measures presented in accordance with GAAP, we present other non-GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our incentive compensation program. These non-GAAP financial measures provide an additional view of our operational performance over the long-term and provide the opportunity to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance. The presentation of these non-GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Some of the adjustments reflected in our non-GAAP measures are recurring items, such as the exclusion of adjustments to fair value changes and net realized (gains)/ losses on fixed maturities recognized in our statements of operations, the fair value of certain of our loss reserve liabilities for which we have elected the fair value option, and the amortization of fair value adjustments. Management makes these adjustments in assessing our performance so that the changes in fair value due to interest rate movements, which are applied to some but not all of our assets and liabilities as a result of preexisting accounting elections, do not impair comparability across reporting periods. It is important for the readers of our periodic filings to understand that these items will recur from period to period. However, we exclude these items for the purpose of presenting a comparable view across reporting periods of the impact of our underlying claims management and investments without the effect of interest rate fluctuations on assets that we anticipate to hold to maturity and non-cash changes to the fair value of our reserves. Similarly, our non-GAAP measures reflect the exclusion of certain items that we deem to be nonrecurring, unusual or infrequent when the nature of the charge or gain is such that it is not reasonably likely that such item may recur within two years, nor was there a similar charge or gain in the preceding two years. This includes adjustments related to bargain purchase gains on acquisitions of businesses, net gains or losses on sales of subsidiaries, net assets of held for sale or disposed subsidiaries classified as discontinued operations, and other items that we separately disclose. Refer to pages 9 to 14 for further details.

4 Explanatory Notes (continued) Investment Composition In certain instances, U.S. GAAP requires, in part, that invested assets be classified based upon the legal form of the investment which may not correspond to management’s view of the underlying economic exposure. For example: 1. Enstar has certain investments in public shares of exchange traded funds (“ETFs”) where the underlying exposure of the ETF is investment grade fixed maturities, and Enstar also has certain privately held equities which management evaluates based on the underlying economic exposures. U.S. GAAP requires that these investments be classified as “Equities”. 2. Enstar has certain private equity funds that are collectively held in a limited partnership, which management evaluates based on the nature of the underlying investments within these funds. U.S. GAAP requires that the investment be classified as “Private equity funds” within “Other Investments”. Where relevant, we have disclosed the underlying economic exposure of our investments in order to be consistent with the manner in which management views the underlying portfolio composition. Refer to pages 15 and 16 for further details. Cautionary Statement This Investor Financial Supplement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward- looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and our Quarterly Reports on Form 10- Q. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

Financial Highlights

ENSTAR

	Three Months Ended			
		March 31, 2024		March 31, 2023
Key Income Metrics				
ROE		2.4 %		9.5 %
Annualized ROE		9.5 %		38.0 %
Adjusted ROE [(1)]		2.6 %		6.8 %
Annualized adjusted ROE [(1)]		10.5 %		27.3 %
Basic net earnings per share	$	8.13	$	24.97
Diluted net earnings per share	$	8.02	$	24.79
Key Run-off Metrics				
Average net loss reserves	$	11,206	$	11,619
Run-off liability earnings ("RLE")		0.2 %		0.1 %
Average adjusted net loss reserves [(1)]	$	12,111	$	12,554
Adjusted RLE [(1)]		0.2 %		0.3 %
Key Investment Return Metrics				
Average aggregate invested assets	$	18,021	$	18,615
Annualized total investment return ("TIR")		4.9 %		9.5 %
Annualized investment book yield		4.36 %		3.58 %
(Loss) income from equity method investments	$	(5)	$	11
Adjusted average aggregate invested assets [(1)]	$	18,778	$	20,020
Annualized adjusted TIR [(1)]		5.5 %		6.3 %
Share Repurchases				
Ordinary shares repurchased:				
Shares		—		1,597,712
Cost	$	—	$	341
Average price per share	$	—	$	213.13

	As of			
		March 31, 2024		December 31, 2023
Key Shareholder Metrics				
Ordinary shareholder's equity	$	5,122	$	5,025
Total Enstar shareholders' equity	$	5,632	$	5,535
Book value per ordinary share ("BVPS")	$	349.41	$	343.45
Fully diluted BVPS ("FDBVPS") [(1)]	$	341.53	$	336.72
Change in FDBVPS		1.4 %		30.0 %
Total ordinary shares outstanding		14,658,801		14,631,055
Fully diluted ordinary shares outstanding		14,997,377		14,923,245
Key Balance Sheet Metrics				
Total assets	$	20,265	$	20,913
Debt obligations	$	1,832	$	1,831
Total liabilities	$	14,519	$	15,265
Total investable assets to ordinary shareholders' equity		3.45x		3.63x
Total net loss reserves to ordinary shareholders' equity		2.11x		2.31x
Debt to total capitalization attributable to Enstar		24.5 %		24.9 %

(1) Non-GAAP financial measure, refer to pages 9 to 14 for explanatory notes and a reconciliation to the most directly comparable GAAP measure.

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Consolidated Results by Segment - Q1 2024

	Three Months Ended March 31, 2024			
	Run-off	Investments	Corporate and other [1][2]	Total
REVENUES				
Net premiums earned	$ 11	$ —	$ —	$ 11
Net investment income	—	160	—	160
Net realized losses	—	(6)	—	(6)
Fair value changes in trading securities, funds held and other investments	—	85	—	85
Other income (expense)	3	—	(3)	—
Total revenues	14	239	(3)	250
EXPENSES				
Net incurred losses and loss adjustment expenses				
Current period	5	—	—	5
Prior period	(23)	—	(1)	(24)
Total net incurred losses and loss adjustment expenses	(18)	—	(1)	(19)
Amortization of net deferred charge assets	—	—	30	30
Acquisition costs	1	—	—	1
General and administrative expenses	42	10	35	87
Total expenses	25	10	64	99
(LOSS) INCOME BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	(11)	229	(67)	151
Loss from equity method investments	—	(5)	—	(5)
SEGMENT (LOSS) INCOME	$ (11)	$ 224	(67)	146
Interest expense			(22)	(22)
Net foreign exchange gains			9	9
Income tax expense			(5)	(5)
NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR			(85)	128
Dividends on preferred shares			(9)	(9)
NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS			$ (94)	$ 119

[1] Effective January 1, 2024, Assumed Life and Legacy Underwriting were determined to no longer meet the definition of reportable segments and their residual income and loss activities were prospectively included in Corporate and other activities. Activities prior to January 1, 2024 are recorded in their respective segments.

[2] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC ("DCo") and Morse TEC LLC ("Morse TEC"). Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

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Consolidated Results by Segment - Q1 2023

	Three Months Ended March 31, 2023				
	Run-off	Assumed Life [1]	Investments	Corporate and other [2]	Total
REVENUES					
Net premiums earned	$ 8	$ —	$ —	$ —	$ 8
Net investment income	—	—	156	—	156
Net realized losses	—	—	(18)	—	(18)
Fair value changes in trading securities, funds held and other investments	—	—	206	—	206
Other income	5	275	—	—	280
Total revenues	13	275	344	—	632
EXPENSES					
Net incurred losses and loss adjustment expenses					
Current period	10	—	—	—	10
Prior period	(33)	—	—	23	(10)
Total net incurred losses and loss adjustment expenses	(23)	—	—	23	—
Amortization of net deferred charge assets	—	—	—	17	17
Acquisition costs	2	—	—	—	2
General and administrative expenses	39	—	11	39	89
Total expenses	18	—	11	79	108
(LOSS) INCOME BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	(5)	275	333	(79)	524
Income from equity method investments	—	—	11	—	11
SEGMENT (LOSS) INCOME	$ (5)	$ 275	$ 344	(79)	535
Interest expense				(23)	(23)
Net foreign exchange gains				6	6
Income tax benefit				1	1
NET (LOSS) INCOME				(95)	519
Net income attributable to noncontrolling interests				(86)	(86)
NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR				(181)	433
Dividends on preferred shares				(9)	(9)
NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS				$ (190)	$ 424

[1] Effective January 1, 2024, Assumed Life and Legacy Underwriting were determined to no longer meet the definition of reportable segments and their residual income and loss activities were prospectively included in Corporate and other activities. Activities prior to January 1, 2024 are recorded in their respective segments. In addition, Legacy Underwriting had no revenue or income activity for the three months ended March 31, 2023 and therefore is excluded from the table above.

[2] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

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Capital Position & Credit Ratings

ENSTAR

Total Capitalization



$7,578
$1,832
$114
$510
30.9%
24.2%
$5,122
March 31, 2024
$7,479
$1,831
$113
$510
31.3%
24.5%
$5,025
December 31, 2023
Debt and Series D and E Preferred Shares to total capitalization
Debt to total capitalization
Debt obligations
NCI
Series D and E Preferred Shares
Ordinary shareholders' equity

Total Capitalization Attributable to Enstar



$7,464
$1,832
$510
31.4%
24.5%
$5,122
March 31, 2024
$7,366
$1,831
$510
31.8%
24.9%
$5,025
December 31, 2023
Debt and Series D and E Preferred Shares to total capitalization attributable to Enstar
Debt to total capitalization attributable to Enstar
Debt obligations
Series D and E Preferred Shares
Ordinary shareholders' equity

Credit ratings [1]	Standard and Poor's	Fitch Ratings
Long-term issuer	BBB+ (Outlook: Stable)	BBB+ (Outlook: Stable)
2029 Senior Notes	BBB+	BBB
2031 Senior Notes	BBB	BBB
2040 and 2042 Junior Subordinated Notes	BBB-	BBB-
Series D and E Preferred Shares	BBB-	BBB-

[1] Credit ratings are provided by third parties, Standard & Poor's and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies' websites and other publications.

Agency ratings are not a recommendation to buy, sell or hold any of our securities and may be revised or withdrawn at any time by the issuing organization. Each agency's rating should be evaluated independently of any other agency's rating. For information on risks related to our credit ratings, refer to "Item 1A. Risk Factors - Risks Relating to Liquidity and Capital Resources" and "Item 1A. Risk Factors - Risks Relating to Ownership of our Shares" in our Annual Report on Form 10-K for the year ended December 31, 2023.

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9 Non-GAAP Measures Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Fully diluted book value per ordinary share Total Enstar ordinary shareholders' equity Divided by Number of ordinary shares outstanding, adjusted for: -the ultimate effect of any dilutive securities (which include restricted shares, restricted share units, directors’ restricted share units and performance share units) on the number of ordinary shares outstanding Increases the number of ordinary shares to reflect the exercise of equity awards granted but not yet vested as, over the long term, this presents both management and investors with a more economically accurate measure of the realizable value of shareholder returns by factoring in the impact of share dilution. We use this non-GAAP measure in our incentive compensation program. Adjusted return on equity (%) Adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholder's equity Calculating the operating income (loss) as a percentage of our adjusted opening Enstar ordinary shareholders' equity provides a more consistent measure of the performance of our business by enabling comparison between the financial periods presented. We eliminate the impact of fair value changes and net realized (gains) losses on fixed maturities and funds held-directly managed and the change in fair value of insurance contracts for which we have elected the fair value option, as: • we typically hold most of our fixed maturities until the earlier of maturity or the time that they are used to fund any settlement of related liabilities which are generally recorded at cost; and • removing the fair value option improves comparability since there are limited acquisition years for which we elected the fair value option. Therefore, we believe that excluding their impact on our net income improves comparability of our core operational performance across periods. We include fair value adjustments as non-GAAP adjustments to the adjusted operating income (loss) attributable to Enstar ordinary shareholders as they are non-cash charges that are not reflective of the impact of our claims management strategies on our loss portfolios. We eliminate the net gain (loss) on the purchase and sales of subsidiaries and net income from discontinued operations, as these items are not indicative of our ongoing operations. We use this non-GAAP measure in our incentive compensation program. Adjusted operating income (loss) attributable to Enstar ordinary shareholders (numerator) Net income (loss) attributable to Enstar ordinary shareholders, adjusted for: -fair value changes and net realized (gains) losses on fixed maturities and funds held- directly managed, -change in fair value of insurance contracts for which we have elected the fair value option (1), -amortization of fair value adjustments, -net gain/loss on purchase and sales of subsidiaries (if any), -net income from discontinued operations (if any), -tax effects of adjustments, and -adjustments attributable to noncontrolling interests Adjusted opening Enstar ordinary shareholders' equity (denominator) Opening Enstar ordinary shareholders' equity, less: -fair value changes on fixed maturities and funds held-directly managed, -fair value of insurance contracts for which we have elected the fair value option (1), -fair value adjustments, and -net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any) Adjusted total investment return (%) Adjusted total investment return (dollars) recognized in net income for the applicable period divided by period average adjusted total investable assets. Provides a key measure of the return generated on the capital held in the business and is reflective of our investment strategy. Provides a consistent measure of investment returns as a percentage of all assets generating investment returns. We adjust our investment returns to eliminate the impact of the change in fair value of fixed maturities (both credit spreads and interest rates), as we typically hold most of these investments until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost. Adjusted total investment return ($) (numerator) Total investment return (dollars), adjusted for: -fair value changes in fixed maturities, trading and funds held-directly managed; and -unrealized (gains) losses on fixed maturities, AFS included within OCI, net of reclassification adjustments and excluding foreign exchange. Adjusted average aggregate total investable assets (denominator) Total average investable assets, adjusted for: -net unrealized (gains) losses on fixed maturities, AFS included within AOCI -fair value changes on fixed maturities, trading and funds held - directly managed (1) Comprises the discount rate and risk margin components.

| enstargroup.com 10 Non-GAAP Measures (continued) Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted run-off liability earnings (%) Adjusted PPD divided by average adjusted net loss reserves. Calculating the RLE as a percentage of our adjusted average net loss reserves provides a more meaningful and comparable measurement of the impact of our claims management strategies on our loss portfolios across acquisition years and also to our overall financial periods. We use this measure to evaluate the impact of our claims management strategies because it provides visibility into our ability to settle our claims obligations for amounts less than our initial estimate at the point of acquiring the obligations. The following components of periodic recurring net incurred losses and LAE and net loss reserves are not considered key components of our claims management performance for the following reasons: • Prior to the settlement of the contractual arrangements, the results of our Legacy Underwriting segment were economically transferred to a third party primarily through use of reinsurance and a Capacity Lease Agreement(3); as such, the results were not a relevant contribution to Adjusted RLE, which is designed to analyze the impact of our claims management strategies(2); • The change in fair value of insurance contracts for which we have elected the fair value option(1) has been removed to support comparability between the two acquisition years for which we elected the fair value option in reserves assumed and the acquisition years for which we did not make this election (specifically, this election was only made in the 2017 and 2018 acquisition years and the election of such option is irrevocable); and • The amortization of fair value adjustments are non-cash charges that obscure our trends on a consistent basis. We include our performance in managing claims and estimated future expenses on our defendant A&E liabilities because such performance is relevant to assessing our claims management strategies even though such liabilities are not included within the loss reserves. We use this measure to assess the performance of our claim strategies and part of the performance assessment of our past acquisitions. Adjusted prior period development (numerator) Prior period net incurred losses and LAE, adjusted to: Remove: -Legacy Underwriting(2) operations -amortization of fair value adjustments, -change in fair value of insurance contracts for which we have elected the fair value option (1), and Add: -the reduction/(increase) in estimates of net ultimate liabilities and reduction in estimated future expenses of our defendant A&E liabilities. Adjusted net loss reserves (denominator) Net losses and LAE, adjusted to: Remove: -Legacy Underwriting(2) net loss reserves -current period net loss reserves -net fair value adjustments associated with the acquisition of companies, -the fair value adjustments for contracts for which we have elected the fair value option (1) and Add: -net nominal defendant A&E liability exposures and estimated future expenses. (1) Comprises the discount rate and risk margin components. (2) As of January 1, 2024, not applicable. Refer to Note 2 - "Segment Information" of our Form 10-Q or more detail. (3) The reinsurance contractual arrangements (including the Capacity Lease Agreement) were settled during the second quarter of 2023. Other than the settlement of these arrangements, we did not record any transactions in the Legacy Underwriting segment in 2023.

| enstargroup.com 11 Reconciliation to Fully Diluted Book Value Per Share As of March 31, 2024 December 31, 2023 Equity (1) Ordinary Shares Per Share Amount Equity (1) Ordinary Shares Per Share Amount Book value per ordinary share $ 5,122 14,658,801 $ 349.41 $ 5,025 14,631,055 $ 343.45 Non-GAAP adjustments: Share-based compensation plans 338,576 292,190 Fully diluted book value per ordinary share* $ 5,122 14,997,377 $ 341.53 $ 5,025 14,923,245 $ 336.72 (1) Equity comprises Enstar ordinary shareholders' equity, which is calculated as Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. * Non-GAAP financial measure.

| enstargroup.com 12 Reconciliation to Adjusted Return on Equity - Q1 2024 and 2023 (1) Net (loss) earnings comprises net (loss) earnings attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. (2) Represents the net realized and unrealized losses (gains) related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance. (3) Comprises the discount rate and risk margin components. (4) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate. (5) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate. * Non-GAAP financial measure. (1) Net income (loss) comprises net income (loss) attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. (2) Net realized gains (losses) on fixed maturities, AFS are included in net realized gains (losses) in our consolidated statements of operations. Fair value changes on fixed maturities, trading and funds held - directly managed are included in fair value changes in trading securities, funds held and other investments in in our consolidated statements of operations. (3) Our fixed maturities are held directly on our balance sheet and also within the "Funds held" balance. (4) Comprises the discount rate and risk margin components. (5) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate. (6) Represents the impact of the adjustments on the net income (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate. * Non-GAAP financial measure. Three Months Ended March 31, 2024 March 31, 2023 Net income (loss) (1) Opening equity (1) (Adj) ROE Annualized (Adj) ROE Net income (loss) (1) Opening equity (1) (Adj) ROE Annualized (Adj) ROE Net income/Opening equity/ROE(1) $ 119 $ 5,025 2.4% 9.5% $ 424 $ 4,464 9.5% 38.0 % Non-GAAP adjustments for loss (gains): Net realized losses on fixed maturities, AFS (2) / Cumulative fair value changes to fixed maturities, AFS (3) 6 380 18 647 Fair value changes on fixed maturities, trading (2) / Fair value changes on fixed maturities, trading (3) 14 234 (40) 400 Fair value changes in funds held - directly managed (2) / Fair values changes on funds held - directly managed (3) 5 111 (19) 780 Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option (4) (4) (246) 20 (294) Amortization of fair value adjustments / Fair value adjustments 3 (107) 3 (124) Tax effects of adjustments (5) (2) — (3) — Adjustments attributable to noncontrolling interests (6) — — (2) — Adjusted net income/Adjusted opening equity/Adjusted ROE* $ 141 $ 5,397 2.6% 10.5% $ 401 $ 5,873 6.8% 27.3%

Reconciliation to Adjusted Run-off Liability Earnings - Q1 2024 and 2023

ENSTAR

	Three Months Ended	As of			Three Months Ended
	March 31, 2024	March 31, 2024	December 31, 2023	March 31, 2024	March 31, 2024
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
PPD/net loss reserves/RLE %	$ 24	$ 10,827	$ 11,585	$ 11,206	0.2 %
Non-GAAP adjustments for expenses (income):					
Net loss reserves incurred in the current period	—	(5)	—	(3)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	3	103	107	105	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	(4)	249	246	248	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	—	516	527	522	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	1	32	33	33	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %*	$ 24	$ 11,722	$ 12,498	$ 12,111	0.2 %

	Three Months Ended	As of			Three Months Ended
	March 31, 2023	March 31, 2023	December 31, 2022	March 31, 2023	March 31, 2023
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
PPD/net loss reserves/RLE %	$ 10	$ 11,226	$ 12,011	$ 11,619	0.1 %
Non-GAAP adjustments for expenses (income):					
Net loss reserves incurred in the current period	—	(9)	—	(5)	
Legacy Underwriting	—	—	(139)	(70)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	3	121	124	123	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	20	278	294	286	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	2	560	572	566	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	1	34	35	35	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %*	$ 36	$ 12,210	$ 12,897	$ 12,554	0.3 %

(1) Comprises the discount rate and risk margin components.

* Non-GAAP financial measure.

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| enstargroup.com 14 Reconciliation to Adjusted Total Investment Return Three Months Ended March 31, 2024 2023 Net investment income $ 160 $ 156 Net realized losses (6) (18) Fair value changes in trading securities, funds held and other investments 85 206 (Loss) income from equity method investments (5) 11 Other comprehensive income: Unrealized (losses) gains on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange (12) 87 TIR ($) $ 222 $ 442 Non-GAAP adjustments: Net realized losses (gains) on fixed maturities, AFS and fair value changes in trading and funds held - directly managed 25 (41) Unrealized losses (gains) on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange 12 (87) Adjusted TIR ($)* $ 259 $ 314 Total investments 16,917 16,630 Cash and cash equivalents, including restricted cash and cash equivalents 760 1,143 Total investable assets $ 17,677 $ 17,773 Average aggregate invested assets, at fair value (1) $ 18,021 $ 18,615 Annualized TIR % (2) 4.9% 9.5 % Non-GAAP adjustment: Net unrealized losses on fixed maturities, AFS included within AOCI and fair value changes on fixed maturities, trading and funds held - directly managed 789 994 Adjusted investable assets* $ 18,466 $ 18,767 Adjusted average aggregate invested assets, at fair value* (3) $ 18,778 $ 20,020 Annualized adjusted TIR %* (4) 5.5% 6.3% (1) This amount is a two period average of the total investable assets for the three months ended March 31, 2024 and 2023, respectively, as presented above, and is comprised of amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements. (2) Annualized TIR % is calculated by dividing the annualized TIR ($) by average aggregate invested assets, at fair value. (3) This amount is a two period average of the adjusted investable assets* for the three months ended March 31, 2024 and 2023, (4) Annualized adjusted TIR %* is calculated by dividing the annualized adjusted TIR* ($) by adjusted average aggregate invested assets, at fair value*. *Non-GAAP measure.

Investment Composition - March 31, 2024

ENSTAR

	March 31, 2024		Other Investments									Equities					
			Hedge Funds	Fixed income funds	Equity funds	Private equity funds	CLO equities	CLO equity funds	Private credit funds	Real estate equity	Other [1]	Publicly traded equities	Exchange-traded funds	Privately held equities	Cash [2]	Funds Held	Short-term and fixed maturities, trading and AFS
Short-term and fixed maturities, trading and AFS	$ 6,955	39.4 %															6955
Funds held	4,880	27.6 %		103									63			4,714	
			— %	2.1 %	— %	— %	— %	— %	— %	— %	— %	— %	1.3 %	— %	— %	96.6 %	— %
Equities																	
Privately held equities	344	1.9 %							47					297			
Publicly traded equities	310	1.8 %		63								247					
Exchange-traded funds	84	0.5 %					20						19				45
Total	738	4.2 %	— %	8.5 %	— %	— %	2.7 %	— %	6.4 %	— %	— %	33.5 %	2.6 %	40.2 %	— %	— %	6.1 %
Other investments																	
Private equity funds	1,706	9.7 %		1		1,293			105	69	207	13	12	6			
Private credit funds	642	3.6 %							642								
Hedge funds	559	3.2 %	472	87													
Fixed income funds	550	3.1 %		550													
Real estate debt fund	336	1.9 %								336							
CLO equity funds	161	0.9 %					161										
CLO equities	60	0.3 %					60										
Equity funds	4	— %										4					
Total	4,018	22.7 %	11.7 %	15.9 %	— %	32.2 %	5.5 %	— %	18.6 %	10.1 %	5.2 %	0.4 %	0.3 %	0.1 %	— %	— %	— %
Equity method investments	326	1.8 %															
Total investments	16,917	95.7 %															
Cash and cash equivalents (including restricted cash)	760	4.3 %													760		
Total investable assets	$17,677	100.0 %															

[1] Includes infrastructure in fund format.

[2] Cash and cash equivalents.

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Investment Composition - December 31, 2023

ENSTAR

	December 31, 2023		Other Investments								Equities					
			Hedge Funds	Fixed income funds	Private equity funds	CLO equities	CLO equity funds	Private credit funds	Real estate equity	Other[(1)]	Publicly traded equities	Exchange-traded funds	Privately held equities	Cash[(2)]	Funds Held	Short-term and fixed maturity investments, trading and AFS
Short-term and fixed maturity investments, trading and AFS	$ 7,274	39.9 %														7,274
Funds held	5,251	28.8 %		102								68			5,081	
			— %	1.9 %	— %	— %	— %	— %	— %	— %	— %	1.3 %	— %	— %	96.8 %	— %
Equities																
Privately held equities	344	1.9 %						45					299			
Publicly traded equities	275	1.5 %		55							220					
Exchange-traded funds	82	0.4 %				18						20				44
Total	701	3.8 %	— %	7.8 %	— %	2.6 %	— %	6.4 %	— %	— %	31.4 %	2.9 %	42.6 %	— %	— %	6.3 %
Other investments																
Private equity funds	1,617	8.9 %		3	1,186			108	67	92	16	30	6	109		
Private credit funds	625	3.4 %						625								
Fixed income funds	605	3.3 %		605												
Hedge funds	491	2.7 %	407	84												
Real estate debt fund	269	1.5 %							269							
CLO equity funds	182	1.0 %				182										
CLO equities	60	0.3 %				60										
Equity funds	4	— %									4					
Total	3,853	21.1 %	10.5 %	18.0 %	30.8 %	6.3 %	— %	19.0 %	8.7 %	2.4 %	0.5 %	0.8 %	0.2 %	2.8 %	— %	— %
Equity method investments	334	1.8 %														
Total investments	17,413	95.5 %														
Cash and cash equivalents (including restricted cash)	830	4.5 %												830		
Total investable assets	$ 18,243	100.0 %														

(1) Infrastructure in fund format.

(2) Cash and cash equivalents.

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